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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     November 9, 1998
                                                --------------------------

                   LEVEL ONE COMMUNICATIONS, INCORPORATED
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             (Exact name of registrant as specified in charter)


         California                 0-22068             33-0128224
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(State or other jurisdiction      (Commission         (IRS Employer
     of incorporation)            File Number)     Identification No.)


9750 Goethe Road, Sacramento, CA                                        95827
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (916) 855-5000
                                                   ----------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 2. OTHER EVENTS.

     On November 9, 1998, the Registrant announced that it signed a definitive agreement to acquire Jato Technologies, Inc. Please refer to the press release which is included as Exhibit 99.1 to this filing for further information.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 19, 1998                 LEVEL ONE COMMUNICATIONS,
                                        INCORPORATED

                                        /s/ John Kehoe
                                        -------------------------
                                        John Kehoe
                                        Senior Vice President and
                                        Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit Number           Description of Document         Sequentially
                                                         Numbered Page

99.1               Press release dated November 9, 1998